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                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                             (Amendment No.  )

Filed by the Registrant                          [X]
Filed by a party other than the Registrant       [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

                  Jardine Fleming China Region Fund, Inc.
_________________________________________________________________
             (Name of Registrant as Specified in its Charter)

                  Jardine Fleming China Region Fund, Inc.
_________________________________________________________________
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)and 0-11.
   1) Title of each class of securities to which transaction
      applies:
      _________________________________________________________
   2) Aggregate number of securities to which transaction
      applies:
      _________________________________________________________
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
      _________________________________________________________
   4) Proposed maximum aggregate value of transaction:
      _________________________________________________________
   5) Total fee paid.
      _________________________________________________________
[ ] Fee paid previously with preliminary materials.
      _________________________________________________________

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

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[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,

   1) Amount previously paid:
      _________________________________________________________
   2) Form, schedule, or Registration Statement no.:
      _________________________________________________________
   3) Filing party:
      _________________________________________________________
   4) Date filed:
      _________________________________________________________

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JARDINE FLEMING CHINA REGION FUND, INC.
100 East Pratt Street
Baltimore, Maryland  21202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 1997

   Notice is hereby given that the Annual Meeting of Stockholders of Jardine Fleming China Region Fund, Inc. (the
"Company") will be held at One Liberty Plaza, 39th Floor
Conference Center, New York, New York 10006, on Thursday, May 8,
1997, at 10:00 a.m. for the following purposes:

   (1) to elect seven directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

   (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year 1997; and

   (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   Thursday, March 6, 1997, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             Henry H. Hopkins
                             Assistant Secretary

Baltimore, Maryland
March 14, 1997

YOUR VOTE IS IMPORTANT - Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Jardine
Fleming China Region Fund, Inc. Annual Meeting.

JARDINE FLEMING CHINA REGION FUND, INC.
100 East Pratt Street
Baltimore, Maryland  21202

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming China
Region Fund, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to

PAGE 4
be held at One Liberty Plaza, 39th Floor Conference Center, New
York, NY 10006, on Thursday, May 8, 1997, at 10:00 a.m., and at any adjournments thereof, for the following purposes:

   (1) to elect seven directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

   (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year 1997; and

   (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   The enclosed proxy and this Proxy Statement are first being sent to the Company's stockholders on or about March 14, 1997.

   The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In order to ensure that sufficient shares of Common Stock are represented at the meeting to permit approval of the proposals outlined in the Proxy Statement, the Company has retained the services of Mackenzie Partners, Inc. to assist it in soliciting proxies for a fee of US$6,000 plus reimbursement of out-of-pocket expenses. In addition, the Company will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Company without additional compensation to them.

   The Board of Directors has selected Emmett J. Rice and Kirk Joy, who will act as proxies with full power of substitution.
All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the Baltimore address indicated above or by voting in person at the Meeting.

   The Board of Directors has fixed the close of business on March 6, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. At that date they were outstanding and entitled to vote 9,101,372 shares of Common Stock, par value $0.01 per share. Stockholders of the Company on that date will be entitled one vote on each matter to be voted for each share

PAGE 5
held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but neither abstentions nor broker non-votes will be considered votes cast for any purposes at the Meeting.

   The principal executive offices of the Company are located at 100 East Pratt Street, Baltimore, Maryland 21202.

PRINCIPAL HOLDERS

   As of March 6, 1997, to the knowledge of the Company, no person beneficially owned more than five percent of its outstanding shares.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

   There are seven members in the current Board of Directors. Mr. Blair C. Pickerell, a former director, resigned with effect from May 30, 1996. Mr. Ng Yook Man was appointed a director on March 5, 1997. For administrative clarity, all current members have been nominated to serve for terms as indicated below and until their successors are elected and qualified.

   The Rt. Hon. The Earl of Cromer and Mr. Alexander Reid Hamilton were elected by the stockholders to serve as Class I directors for a term of two years from the date of the 1995 Annual Meeting of Stockholders held on May 11, 1995. In accordance with the terms of that election, both of them retire at the 1997 Annual Meeting. Both The Rt. Hon. The Earl of Cromer and Mr. Hamilton have been nominated to serve as directors for three-year terms and until their successors shall have been elected and qualified.

   Mr. Mark B. E. White was elected by the stockholders to serve as a Class I director for a term of three years from the date of the 1994 Annual Meeting of Stockholders held on May 12, 1994. In accordance with the terms of that election, he retires at the 1997 Annual Meeting. Mr. White has been nominated to serve as a director for a three-year term and until his successor shall have been elected and qualified.

   Messrs. Martin Gilbert Barrow and Emmett J. Rice were elected by the stockholders to serve as Class III directors for terms of three years from the date of the 1996 Annual Meeting of stockholders held on May 9, 1996. In accordance with the terms of that election, both of them retire at the 1999 Annual Meeting. Messrs. Barrow and Rice have been nominated to serve as directors for the remaining two-year term and until their successors shall have been elected and qualified.

PAGE 6
   Mr. A. B. Colayco was elected by the stockholders to serve as a Class II director for a term of three years from the date of the 1995 Annual Meeting of Stockholders held on May 11, 1995. In accordance with the terms of that election, he retires at the 1998 Annual Meeting. Mr. Colayco has been nominated to serve as a director for the remaining one-year term and until his successor shall have been elected and qualified.

   Mr. Ng Yook Man was appointed to serve as a director on March 5, 1997. He has been nominated to serve as a Class II director for a term of one year, expiring at the 1998 Annual Meeting, or until his successor is elected and qualified. At the 1998 Annual Meeting, Mr. Ng's term will be for a subsequent three-year term.

   It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of these nominees referred to above. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the nominees. The Board of Directors recommends that you vote "FOR" the nominees.

   As of March 6, 1996, the following Directors owned shares of common stock of the Company:

                             Number of
   Name                      Shares Held
   ___________________       __________
   Martin Gilbert Barrow        2,000
   A. B. Colayco                  400
   The Earl of Cromer           2,000
   Alexander Reid Hamilton        500
   Emmett J. Rice               1,000
   Mark B. E. White             1,000

   None of the other officers of the Company had any beneficial ownership in any stock of the Company.

   The Board knows of no reason why any of the nominees listed will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.
There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents or subsidiaries of either exceeding 1% of the outstanding securities of any class of such entities since January 1, 1996.

   Mr. Mark B.E. White was formerly the Chief Executive Officer and Director of the Investment Adviser. No other director or nominee for election as director or officer of the Company is, or was during the past five years, an officer, employee, director, general partner, or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any

PAGE 7
securities or has had during the past five years any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

   No director or nominee for election as director has had during the past five years any material direct or indirect interest in the Company's Administrator.

   No director or nominee for election as director has or has had any material interest, direct or indirect, in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, any parent or subsidiary of such entities was or is to be a party.

   There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.

   The following table presents information concerning the current Board of Directors. The information includes their positions and principal occupations during the last five years. Each director who is an "interested person" (within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 (the "1940 Act")) is indicated by an asterisk ("*") preceding his name.

Name, Address,             Principal Occupations or
Class, and Age (1)         Employment in Past Five Years
_________________________________________________________________
*Martin Gilbert Barrow (2)
Class III, Age: 52
48th Floor,
Jardine House,
1 Connaught Place,
Hong Kong

President of the Company, Director of Jardine Matheson Limited, former member of the Legislative Council of Hong Kong, Member of Board of Management and former Chairman of the Hong Kong Tourist Association, and former Vice Chairman of the Hong Kong General Chamber of Commerce.
_________________________________________________________________
*A.B. Colayco
Class II, Age: 46
222 Sen. Gil J. Puyat Avenue,
1200 Makati, Metro Manila,
Philippines

PAGE 8
Chairman of Jardine Davies, Inc., former Vice President of
Foreign Investment, American International Group, and former
President of AIG Investment Corporation.
_________________________________________________________________
Ng Yook Man (3)
Class II, Age: 66
1st Floor,
Full View Comm. Building,
140-142 Des Voeux Road,
Central, Hong Kong

Registered Architect in Hong Kong.
_________________________________________________________________
Emmett J.Rice (3)
Class III, Age: 77
1673 Myrtle Street, N.W.,
Washington, D.C. 20012

Consultant, Director of Tredegar Industries, Inc. and Albemarle Corporation; and former member of the Board of Governors of the Federal Reserve System, and former Director of Fixed Income and International Funds of T. Rowe Price Funds.
_________________________________________________________________
*Mark B.E. White (2)
Class I, Age: 42
47th Floor,
Jardine House,
1 Connaught Place,
Hong Kong

Treasurer of the Company, Chief Operating Officer of Jardine Fleming Investment Management Limited, Director of Save and Prosper Group Limited and Fleming Investment Management Limited, former Director of Jardine Fleming Group Limited, former Chairman of Jardine Fleming Taiwan Limited and Hong Kong Investment Funds Association, former Chief Executive Officer, and former Director of the Investment Adviser.
_________________________________________________________________
The Rt. Hon. The Earl of Cromer (3)
Class I, Age: 51
6, Sloane Terrace Mansions,
London SW1X 9DG
United Kingdom

Chief Executive Officer of Cromer Associates Limited, Chairman of Lloyd George-Standard Chartered China Fund Limited and Philippine Discovery Investment Company, Director of China and Eastern Investments Limited, Director of Lazard Vietnam Fund Limited, Director of Cluff Oil China Limited, Director of Schroder Asia Pacific Fund Limited, Director of Korea Asia Fund Limited, and former Director of Inchcape Pacific Limited.
_________________________________________________________________
Alexander Reid Hamilton (3)

PAGE 9
Class I, Age: 55
Flat E, 15th Floor,
Gold Ning Mansion,
5 Tai Hang Drive,
Hong Kong

Director of Citic Pacific Limited, Director of The Swank Shop Limited, Director of Cosco Pacific Limited, Director of Esprit Asia Holdings Limited and Kwong On Bank Limited, and former Executive Secretary of the Employers Federation of Hong Kong.

   (1) Number I, II, or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Thus, Class I directors will be elected for three-year terms as of the Meeting. Class II directors will serve until the 1998 Annual Meeting with the position then becoming one for subsequent three-year terms, and Class III directors will serve until the 1999 Annual Meeting with the position then becoming one for subsequent three-year terms.

   (2) Denotes member of the Executive Committee of the Board of Directors.

   (3) Denotes member of the Audit Committee of the Board of Directors.

   Since the 1996 Annual Meeting on May 9, 1996, there have been three meetings of the Board of Directors. The Rt. Hon. The Earl of Cromer and Messrs. Colayco, Hamilton, Rice, and White have participated in all meetings of the Board. Mr. Barrow and Mr. Ng have participated in one such meeting. Mr. Pickerell resigned on May 30, 1996, and, accordingly, did not participate in any such meetings that were held after May 30, 1996. The Board has an Audit Committee and an Executive Committee. The Board does not have a nominating committee.

   The Audit Committee meets with the Company's independent accountants to review whether satisfactory accounting procedures are being followed by the Company and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. At present, the Audit Committee members are Messrs. Rice, Hamilton, Ng, and The Rt. Hon. The Earl of Cromer. Mr. Ng was appointed a member of the Audit Committee on March 5, 1997. The Audit Committee met twice in 1996 and once in 1997, with all members attending.

   The Executive Committee has full authority to exercise all the powers of the Board of Directors to the extent permitted to

PAGE 10
such a committee under Maryland General Corporation Law.  Messrs.
Barrow and White serve on the Executive Committee.  The Executive
Committee did not meet in 1996.

   In addition to Messrs. Barrow, the President of the Company, and White, the Treasurer of the Company, the following executive officers hold the following positions with the Company:

Name and Age                     Other Principal Occupations
Title and Period of Service      in Past Five Years

_________________________________________________________________
William J. Tootill
Age: 50
Secretary since commencement
of operations

Director of Jardine Fleming International Holdings Limited,
admitted as a Solicitor in England and Wales and Hong Kong, and
formerly Secretary of Jardine Fleming Group Limited.
_________________________________________________________________
Henry H. Hopkins
Age: 54
Assistant Secretary since
commencement of operations

Director of T. Rowe Price Associates, Inc. since 1987 and a managing director of that company since 1989.

COMPENSATION OF DIRECTORS AND OFFICERS

   The directors and officers of the Company who are officers or employees of the Investment Adviser receive no renumeration from the Company. The directors of the Company do not receive any pensions or retirement benefits from the Company.

   The following directors and officers received the following compensation from the Company for the year ended December 31, 1996:

                            Total
                            Aggregate       Compensation
Name of Person,             Compensation    From Fund
Position                    From Fund       Paid to Directors
______________              _____________   _________________

Martin Gilbert Barrow,      $ 10,500        $  10,500
Director and President

The Rt. Hon.
The Earl of Cromer,         $ 13,500        $  13,500
Director

PAGE 11
A. R. Hamilton,             $ 13,500        $  13,500
Director

Emmett J. Rice,             $ 13,500        $  13,500
Director
                            ________        ________

                            $ 51,000        $  51,000
                            ________        ________
                            ________        ________

   The fees are paid on the basis of an annual fee of $10,000 plus $500 per meeting attended. Based upon this fee schedule, it is estimated that Mr. Ng will receive approximately $13,500 for the year ending December 31, 1997, if all meetings are attended. Messrs. Colayco and White do not receive such fees because of their affiliation with the Investment Adviser.

   Neither of the two other officers of the Company received any compensation from the Company for the year ended December 31, 1996.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP ("Price Waterhouse") has been selected as the independent accountants by the Board of Directors, including a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) by vote cast in person (subject to ratification by the stockholders at the Meeting), to audit the accounts of the Company for and during 1997. This firm served as independent accountants of the Company for 1996. The Board does not know of any direct or indirect financial interest of Price Waterhouse in the Company.

   A representative of Price Waterhouse will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

   In 1996, Price Waterhouse performed various professional services for the Company, including the examination of the financial statements of the Company for that year. Price Waterhouse has also been engaged to assist with the preparation of corporate tax returns for 1996.

   The Audit Committee of the Board of Directors recommended the selection of Price Waterhouse as independent accountants for 1997 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of Price Waterhouse and concluded there was no effect upon their independence.

PAGE 12
   The affirmative vote of a simple majority of shares present and voting at the Meeting is required to ratify the appointment of Price Waterhouse. The Board of Directors recommends that the stockholders vote "FOR" the proposal to ratify the appointment of this firm as the Company's independent accountants for 1997.

ADDITIONAL INFORMATION

THE INVESTMENT ADVISER

   The Company's Investment Adviser is Jardine Fleming
International Management Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment
Adviser's principal address is 47th Floor, Jardine House, 1
Connaught Place, Hong Kong.

THE ADMINISTRATOR

   The Company's Administrator is T. Rowe Price Associates,
Inc., whose address is 100 East Pratt Street, Baltimore,
Maryland, 21202.

DEADLINE FOR STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders of the Company must be received by October 31, 1997, to be included in the Proxy Statement and the form of proxy relating to that meeting. The Company expects the 1998 Annual Meeting will be held in May of 1998.

OTHER MATTERS

   The Board of Directors of the Company knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

   All proxies received will be voted in favor of all of the proposals, unless otherwise directed therein.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL
REPORT TO STOCKHOLDERS UPON REQUEST.  REQUESTS FOR COPIES OF SUCH
REPORTS SHOULD BE DIRECTED TO:

   STATE STREET BANK & TRUST COMPANY
   P.O. Box 8200
   Boston, MA 02266-8200
   800-426-5523

PAGE 13
JFCRM-PS-97

PAGE 14
____
 X                          PLEASE MARK VOTES AS IN
____                        THIS EXAMPLE


________________________  1.)Election of Directors
    JARDINE FLEMING                                  With-   For All
CHINA REGION FUND, INC.                         For  hold    Except
________________________  Mr. Martin Gilbert    / /   / /     / /
                          Barrow, Mr. Emmett
                          J. Rice, Mr. A.B.
RECORD DATE SHARES:       Colayco, Mr. Mark
                          B.E. White, The Rt.
                          Hon. The Earl of Cromer,
                          Mr. Alexander Reid Hamilton,
                          Mr. Ng Yook Man

                          NOTE: If you do not wish your shares
                          voted "For" a particular nominee, mark
                          the "For All Except" box and strike a
                          line through the nominee's(s')
                          name(s). Your shares will be voted for
                          the remaining nominee(s).

                                               For  Against
Abstain
                          2.)To ratify the     / /    / /     / /
                          appointment of
                          Price Waterhouse LLP
                          as independent accountants
                          of the Company for fiscal
                          year 1997.

                                  THE BOARD OF DIRECTORS
                               UNANIMOUSLY RECOMMENDS A VOTE
                             "FOR" PROPOSALS 1 (including all
                              nominees for Director) AND 2.
________________________
Please be sure to sign    Mark box at right if an address
and date this proxy.      change or comment has been noted
                          on the reverse side of this card.   / /

Date
________________________

Stockholder sign here
________________________

Co-owner sign here
________________________


PAGE 15
DETACH CARD                                                     DETACH CARD

                  JARDINE FLEMING CHINA REGION FUND, INC.

Dear Stockholder:

Please take note of the Important Information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 8, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Jardine Fleming China Region Fund, Inc.

                  JARDINE FLEMING CHINA REGION FUND, INC.

            Proxy Solicited on Behalf of the Board of Directors

THE UNDERSIGNED STOCKHOLDER of Jardine Fleming China Region Fund, Inc. (the "Company") hereby appoints Emmett J. Rice and Kirk Joy, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 8, 19976, at 10:00 a.m., at One Liberty Plaza, 38th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 14, 1997, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors, and FOR proposal 2, and in the best

PAGE 16
discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposals.
_________________________________________________________________

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.
_________________________________________________________________

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?
___________________________        ___________________________
___________________________        ___________________________
___________________________        ___________________________